UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 25, 2011

Wells Real Estate Fund XI, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	0-25731	58-2250094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of 47300 Kato Road Building

On August 25, 2011, Wells/Fremont Associates sold a two-story, warehouse and office building containing approximately 58,000 rentable square feet and located in Fremont, California (“47300 Kato Road”) to Lighthouse Worldwide Solutions, Inc., an unaffiliated third party, for a gross sales price of $3,824,553, excluding closing costs. Wells/Fremont Associates is a joint venture partnership between Fund X and Fund XI Associates ("Fund X-XI Associates") and Piedmont Operating Partnership, LP. Fund X-XI Associates is a joint venture partnership between Wells Real Estate Fund X, L.P. and Wells Real Estate Fund XI, L.P. (the "Registrant"). The Registrant holds an equity interest of approximately 42.0% in Fund X-XI Associates, and Fund X-XI Associates holds an equity interest of approximately 22.5% in Wells/Fremont Associates, which owned 100% of the 47300 Kato Road Building.

As a result of the sale, Wells/Fremont Associates received net sale proceeds of approximately $3,504,000, of which approximately $331,000 is allocable to the Registrant. In the third quarter of 2009, Wells/Fremont Associates recorded an impairment loss on 47300 Kato Road of approximately $3,316,000 to reduce the carrying value of the property to its estimated fair value. Wells/Fremont Associates recognized a gain on sale of approximately $105,000, of which approximately $10,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of June 30, 2011	F-2
Pro Forma Statement of Operations for the six months ended June 30, 2011	F-3
Pro Forma Statement of Operations for the year ended December 31, 2010	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: August 29, 2011

WELLS REAL ESTATE FUND XI, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XI, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2010, and in its quarterly report filed on Form 10-Q for the three months and six months ended June 30, 2011.

The following unaudited pro forma balance sheet as of June 30, 2011 has been prepared to give effect to the August 25, 2011 sale of the 47300 Kato Road Building by Wells/Fremont Associates, a joint venture partnership between Fund X and Fund XI Associates ("Fund X-XI Associates") and Piedmont Operating Partnership, LP. Fund X-XI Associates is a joint venture partnership between Wells Real Estate Fund X, L.P. and the Registrant, as if the disposition and distribution of net sale proceeds therefrom had occurred on June 30, 2011. The Registrant holds an equity interest of approximately 42.0% in Fund X-XI Associates, and Fund X-XI Associates holds an equity interest of approximately 22.5% in Wells/Fremont Associates, which owned 100% of the 47300 Kato Road Building.

The following unaudited pro forma statement of operations for the six months ended June 30, 2011 has been prepared to give effect to the sale of the 360 Interlocken Building and 47300 Kato Road Building as if the dispositions had occurred on January 1, 2010. The Fund IX, Fund X, Fund XI, and REIT Joint Venture (Fund IX-X-XI-REIT Associates), a joint venture partnership between the Registrant, Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P. and Piedmont Operating Partnership, LP, owned 100% of the 360 Interlocken Building, which was sold on June 2, 2011. The Registrant holds an equity interest of approximately 8.8% in Fund IX-X-XI-REIT Associates.

The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the sales of the Avaya Building and the 360 Interlocken Building (collectively, the "Prior Dispositions") and the 47300 Kato Road Building as if the dispositions had occurred on January 1, 2010. Fund IX-X-XI-REIT Associates owned 100% of the Avaya Building, which was sold on October 15, 2010.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the 47300 Kato Road, the 360 Interlocken Building and the Avaya Building had been consummated as of January 1, 2010. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sales had occurred on January 1, 2010.

WELLS REAL ESTATE FUND XI, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
JUNE 30, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$1,582,115	$(322,966)	(b)	$1,259,149
Cash and cash equivalents	1,363,569	330,947	(c)	1,694,516
Due from joint ventures	35,658	—		35,658
Other assets	2,444	—		2,444
Total assets	$2,983,786	$7,981		$2,991,767

LIABILITIES AND PARTNERS' CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$1,758	$—		$1,758
Due to affiliates	6,018	—		6,018
Total liabilities	7,776	—		7,776

Partners' capital:
Limited partners:
Class A - 1,430,724 units issued and outstanding	2,878,060	—		2,878,060
Class B - 222,556 units issued and outstanding	97,950	7,981	(d)	105,931
General partners	—	—		—
Total partners' capital	2,976,010	7,981		2,983,991
Total liabilities and partners' capital	$2,983,786	$7,981		$2,991,767

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the period ended June 30, 2011.

(b)	Reflects the GAAP-basis of the Registrant's investment in the 47300 Kato Road Building as of June 30, 2011.

(c)	Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund X-XI Associates as a result of the sale of the 47300 Kato Road Building.

(d)
Reflects the Registrant's proportionate share of the pro forma gain allocated from the sale of the 47300 Kato Road Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XI, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2011
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	360 Interlocken Building		47300 Kato Road Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$100,188	$(118,744)	(b)	$11,436	(c)	$(7,120)

INTEREST AND OTHER INCOME	922	—		—		922

GENERAL AND ADMINISTRATIVE EXPENSES	80,943	—		—		80,943
NET INCOME	$20,167	$(118,744)		$11,436		$(87,141)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(74,156)	$(6,468)		$8,704		$(71,920)
CLASS B LIMITED PARTNERS	$94,323	$(112,276)		$2,732		$(15,221)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$(0.05)	$0.00		$0.01		$(0.04)
CLASS B	$0.42	$(0.50)		$0.01		$(0.07)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,430,724					1,430,724
CLASS B	222,556					222,556

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the six months ended June 30, 2011.

(b)
Reflects a reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the 360 Interlocken Building for the six months ended June 30, 2011. The pro forma adjustment represents the Registrant's pro rata share of gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs.

(c)
Reflects an adjustment to equity in loss of Fund X-XI Associates earned by the Registrant related to the 47300 Kato Road Building for the six months ended June 30, 2011. The pro forma adjustment represents the Registrant's pro rata share of operating expenses, depreciation and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 47300 Kato Road Building if the transaction had occurred on January 1, 2010.

WELLS REAL ESTATE FUND XI, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		47300 Kato Road Building		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES	$(93,414)	$(86,827)	(b)	$(3,943)	(d)	$(21,768)
		162,416	(c)

INTEREST AND OTHER INCOME	1,206	—		—		1,206

GENERAL AND ADMINISTRATIVE EXPENSES	156,383	—		—		156,383
NET LOSS	$(248,591)	$75,589		$(3,943)		$(176,945)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(251,274)	$130,252		$(11,440)		$(132,462)
CLASS B LIMITED PARTNERS	$2,683	$(54,663)		$7,497		$(44,483)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$(0.18)	$0.09		$(0.01)		$(0.10)
CLASS B	$0.01	$(0.25)		$0.03		$(0.21)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,430,949					1,430,949
CLASS B	222,331					222,331

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2010.

(b)	Reflects an adjustment to equity in loss of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Avaya Building for the year ended December 31, 2010. The pro forma adjustment represents the Registrant's pro rata share of gain on sale, rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs.

(c)
Reflects an adjustment to equity in loss of Fund IX-X-XI-REIT Associates earned by the Registrant related to the 360 Interlocken Building for the year ended December 31, 2010. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, impairment loss and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 360 Interlocken Building if the transaction had occurred on January 1, 2010.

(d)
Reflects an adjustment to equity in loss of Fund X-XI Associates earned by the Registrant related to the 47300 Kato Road Building for the year ended December 31, 2010. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 47300 Kato Road Building if the transaction had occurred on January 1, 2010.

F-4